Union Carbide Corporation and Subsidiaries	EXHIBIT 10.5.16

SIXTEENTH AMENDMENT TO THE
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Sixteenth Amendment to the Amended and Restated Revolving Credit Agreement (this “Amendment”) is made effective as of December 30, 2018, and is entered into among Union Carbide Corporation, as Borrower (“Borrower”), The Dow Chemical Company, as Lender (“Lender”) and Union Carbide Chemicals & Plastics Technology LLC as the Subsidiary Guarantor (the “Subsidiary Guarantor”) (together, the “Parties”).

BACKGROUND

The Parties have entered into the Amended and Restated Revolving Credit Agreement dated as of May 28, 2004, as amended by the First Amendment to the Amended and Restated Revolving Credit Agreement dated October 29, 2004, the Second Amendment to the Amended and Restated Revolving Credit Agreement dated December 30, 2004, the Third Amendment to the Amended and Restated Revolving Credit Agreement dated September 30, 2005, the Fourth Amendment to the Amended and Restated Revolving Credit Agreement dated September 30, 2006, the Fifth Amendment to the Amended and Restated Revolving Credit Agreement dated September 30, 2007, the Sixth Amendment to the Amended and Restated Revolving Credit Agreement dated September 30, 2008, the Seventh Amendment to the Amended and Restated Revolving Credit Agreement dated September 30, 2009, and the Eighth Amendment to the Amended and Restated Revolving Credit Agreement dated September 30, 2010, the Ninth Amendment to the Amended and Restated Revolving Credit Agreement dated September 30, 2011, the Tenth Amendment to the Amended and Restated Revolving Credit Agreement dated December 6, 2012, the Eleventh Amendment to the Amended and Restated Revolving Credit Agreement dated December 16, 2013, the Twelfth Amendment to the Amended and Restated Revolving Credit Agreement dated December 17, 2014, the Thirteenth Amendment to the Amended and Restated Revolving Credit Agreement dated December 18, 2015, the Fourteenth Amendment to the Amended and Restated Revolving Credit Agreement dated December 12, 2016, and the Fifteenth Amendment to the Amended and Restated Revolving Credit Agreement dated December 30, 2017 (the “Credit Agreement”). Union Carbide Subsidiary C is no longer a Subsidiary Guarantor under this Credit Agreement as it is no longer a wholly owned subsidiary of Borrower.

The Parties desire to amend the Credit Agreement according to the terms in this Amendment. Any capitalized terms used in this Amendment, but not otherwise defined in this Amendment, are as defined in the Credit Agreement.

THE AGREEMENT

1.	Amendment to Section 1.1. The Parties agree to amend Section 1.1 of the Credit Agreement by replacing the definition of “Scheduled Termination Date” with the following definition:

“Scheduled Termination Date” means December 30, 2019.

2.
No Other Amendment or Waiver. Except as expressly amended by this Amendment, the Credit Agreement and all other Loan Documents remain in full force and effect in accordance with their terms, and the Parties ratify and confirm the Credit Agreement and all other Loan Documents in all respects.

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Union Carbide Corporation and Subsidiaries	EXHIBIT 10.5.16

3.
Execution in Counterparts. This amendment may be executed in any number of counterparts and and by different parties in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

4.	Governing Law. This Amendment and the rights and obligation of the Parties to this Amendment will be governed by, and construed and interpreted in accordance with, the law of the State of New York.

5.	Subsidiary Guarantor. The Guarantor to this Agreement will only be bound by its guarantee if it remains a wholly owned subsidiary of the Borrower.

The Parties agree that this Amendment is effective as of December 30, 2018, and they have caused their authorized representatives to execute this Amendment below.

LENDER:	SUBSIDIARY GUARANTOR:

THE DOW CHEMICAL COMPANY	UNION CARBIDE CHEMICALS &
PLASTICS TECHNOLOGY LLC

By: /s/ GARY MCGUIRE	By: /s/ MARK A WHITEMAN
Name: Gary McGuire	Name: Mark A. Whiteman
Title: Vice President and Treasurer	Title: President

BORROWER:

UNION CARBIDE CORPORATION

By: /s/ IGNACIO MOLINA
Name: Ignacio Molina
Title: Chief Financial Officer, Vice President, and Treasurer

Signature Page
Sixteenth Amendment to the Amended and Restated Revolving Credit Agreement

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